Supplement, dated May 15, 2008, to the following
                      Statements of Additional Information:

     Statements of Additional Information, each dated February 1, 2008, for:
  Seligman Core Fixed Income Fund, Inc., Seligman Municipal Fund Series, Inc.,
   Seligman Municipal Series Trust, Seligman New Jersey Municipal Fund, Inc., Seligman Pennsylvania Municipal Fund Series and Seligman TargetHorizon ETF
                                Portfolios, Inc.

      Statements of Additional Information, each dated March 3, 2008, for:
       Seligman Frontier Fund, Inc. and Seligman Global Fund Series, Inc.

       Statements of Additional Information, each dated May 1, 2008, for:
      Seligman Asset Allocation Series, Inc., Seligman Capital Fund, Inc., Seligman Cash Management Fund, Inc., Seligman Common Stock Fund, Inc.,
Seligman Communications and Information Fund, Inc., Seligman Growth Fund, Inc.,
    Seligman High Income Fund Series, Seligman Income and Growth Fund, Inc.,
               Seligman LaSalle Real Estate Fund Series, Inc. and
               Seligman Value Fund Series, Inc. (each, a "Fund")

Capitalized terms used but not defined in this Supplement shall have the meanings given to such terms in each Fund's Statement of Additional Information.

The following information supersedes and replaces item (6) under the heading "Purchase, Redemption and Pricing of Shares - Purchase of Shares - CDSC Waivers" in each Fund's Statement of Additional Information:

(6) in connection with participation in the Merrill Lynch Small Market 401(k) Program, retirement programs administered or serviced by the Princeton Retirement Group, Paychex, ADP Retirement Services, Hartford Securities Distribution Company, Inc., or NYLIM Service Company LLC, retirement programs or accounts administered or serviced by Mercer HR Services, LLC or its affiliates, or retirement programs or accounts administered or serviced by firms that have a written agreement with Seligman Advisors that contemplates a waiver of CDSCs.